Exhibit 99.01

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CONSOLIDATED FINANCIAL STATEMENTS
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Consolidated Statement of Income                       CITICORP and Subsidiaries
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
                                                                           Second Quarter         Six Months
                                                                        ------------------------------------------
(In Millions of Dollars, Except Per Share Amounts)                         1998       1997      1998      1997
------------------------------------------------------------------------------------------------------------------
Interest Revenue
Loans, including Fees .................................................   $ 5,096   $ 4,717   $ 9,939   $ 9,271
Deposits with Banks ...................................................       267       245       549       469
Federal Funds Sold and Securities Purchased Under Resale Agreements ...       187       203       429       415
Securities
   U.S. Treasury and Federal Agencies .................................        85       107       147       177
   State and Municipal ................................................        35        35        68        67
   Other, including dividends (Principally in offices outside the U.S.)       526       455     1,003       872
Trading Account Assets ................................................       325       272       580       515
Loans Held For Sale ...................................................       137       107       246       212
                                                                        ------------------------------------------
                                                                            6,658     6,141    12,961    11,998
                                                                        ------------------------------------------
Interest Expense
Deposits ..............................................................     2,783     2,421     5,405     4,650
Trading Account Liabilities ...........................................        85        76       177       149
Purchased Funds and Other Borrowings ..................................       474       427       903       865
Long-Term Debt ........................................................       321       354       642       667
                                                                        ------------------------------------------
                                                                            3,663     3,278     7,127     6,331
                                                                        ------------------------------------------

Net Interest Revenue ..................................................     2,995     2,863     5,834     5,667
                                                                        ------------------------------------------

Provision for Credit Losses ...........................................       564       512     1,071       935
                                                                        ------------------------------------------

Net Interest Revenue after Provision for Credit Losses ................     2,431     2,351     4,763     4,732
                                                                        ------------------------------------------
Fees, Commissions, and Other Revenue
Fees and Commissions ..................................................     1,553     1,441     2,994     2,793
Foreign Exchange ......................................................       465       311       814       608
Trading Account .......................................................        98        97       334       295
Securities Transactions ...............................................       300       124       541       232
Other Revenue .........................................................       791       475     1,290       912
                                                                        ------------------------------------------
                                                                            3,207     2,448     5,973     4,840
                                                                        ------------------------------------------
Operating Expense
Salaries ..............................................................     1,471     1,286     2,826     2,550
Employee Benefits .....................................................       354       321       713       722
                                                                        ------------------------------------------
     Total Employee Expense ...........................................     1,825     1,607     3,539     3,272
Net Premises and Equipment Expense ....................................       528       479     1,027       969
Other Expense .........................................................     1,530     1,087     2,711     2,101
                                                                        ------------------------------------------
                                                                            3,883     3,173     7,277     6,342
                                                                        ------------------------------------------

Income Before Taxes ...................................................     1,755     1,626     3,459     3,230
Income Taxes ..........................................................       658       602     1,297     1,211
                                                                        ------------------------------------------
Net Income ............................................................   $ 1,097   $ 1,024   $ 2,162   $ 2,019
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Income Applicable to Common Stock .....................................   $ 1,070   $   990   $ 2,103   $ 1,947
                                                                        ------------------------------------------
Earnings Per Share
0     Basic ............................................................   $  2.37   $  2.16   $  4.65   $  4.23
     Diluted ..........................................................   $  2.30   $  2.10   $  4.53   $  4.11
------------------------------------------------------------------------==========================================


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

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Consolidated Balance Sheet                             CITICORP and Subsidiaries
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
                                                                       June 30,     Dec. 31,
(In Millions of Dollars)                                                 1998         1997
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
Assets
Cash and Due from Banks ...........................................   $   9,463    $   8,585
Deposits at Interest with Banks ...................................      14,013       13,049
Securities, at Fair Value
   Available for Sale .............................................      34,160       30,762
   Venture Capital ................................................       3,117        2,599
Trading Account Assets ............................................      37,121       40,356
Loans Held for Sale ...............................................       4,737        3,515
Federal Funds Sold and Securities Purchased Under Resale Agreements      12,375       10,233
Loans, Net
   Consumer .......................................................     107,410      108,066
   Commercial .....................................................      84,856       75,947
                                                                    ---------------------------
Loans, Net of Unearned Income .....................................     192,266      184,013
   Allowance for Credit Losses ....................................      (6,182)      (5,816)
                                                                    ---------------------------
Total Loans, Net ..................................................     186,084      178,197
Customers' Acceptance Liability ...................................       1,643        1,726
Premises and Equipment, Net .......................................       4,675        4,474
Interest and Fees Receivable ......................................       3,275        3,288
Other Assets ......................................................      20,088       14,113
                                                                    ---------------------------
Total .............................................................   $ 330,751    $ 310,897
--------------------------------------------------------------------===========================
Liabilities
Non-Interest-Bearing Deposits in U.S. Offices .....................   $  17,940    $  16,901
Interest-Bearing Deposits in U.S. Offices .........................      40,920       40,361
Non-Interest-Bearing Deposits in Offices Outside the U.S. .........      10,394        9,627
Interest-Bearing Deposits in Offices Outside the U.S. .............     146,728      132,232
                                                                    ---------------------------
   Total Deposits .................................................     215,982      199,121
Trading Account Liabilities .......................................      29,121       30,986
Purchased Funds and Other Borrowings ..............................      21,802       21,231
Acceptances Outstanding ...........................................       1,774        1,826
Accrued Taxes and Other Expense ...................................       6,757        6,464
Other Liabilities .................................................      13,641       10,288
Long-Term Debt ....................................................      19,957       19,785

Stockholders' Equity
Preferred Stock (Without par value) ...............................       1,275        1,903
Common Stock ($1.00 par value) ....................................         506          506
   Issued Shares: 506,298,235 in each period
Surplus ...........................................................       6,512        6,501
Retained Earnings .................................................      18,371       16,789
Accumulated Other Changes in Equity from Nonowner Sources (A) .....        (370)         (91)
Common Stock in Treasury, at Cost .................................      (4,577)      (4,412)
   Shares: 54,366,159 and 52,355,947, respectively
                                                                    ---------------------------
Total Stockholders' Equity ........................................      21,717       21,196
                                                                    ---------------------------
Total .............................................................   $ 330,751    $ 310,897
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

(A) Amounts at June 30, 1998 and December 31, 1997 include the after-tax amounts for net unrealized gains on securities available for sale of $308 million and $535 million, respectively, and foreign currency translation of ($678) million and ($626) million, respectively. See note (A) on page 39 for additional information.
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

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Consolidated Statement of Changes in                   CITICORP and Subsidiaries
  Stockholders' Equity
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
                                                                         Six Months
(In Millions of Dollars)                                              1998        1997
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
Balance at Beginning of Period ..................................   $ 21,196    $ 20,722

Net Income ......................................................      2,162       2,019
Change in Net Unrealized Gains on Securities Available for Sale..       (227)        276
Change in Foreign Currency Translation ..........................        (52)        (61)
                                                                  -------------------------
   Total Changes in Equity from Nonowner Sources (A) ............      1,883       2,234
Redemption of Perpetual Preferred Stock
   Second Series ................................................       (220)         --
   Third Series .................................................        (83)         --
   Series 14 ....................................................         --        (175)
   Series 16 ....................................................       (325)
Cash Dividends Declared
   Common .......................................................       (522)       (484)
   Preferred ....................................................        (58)        (72)
Repurchase of Common Shares (B) .................................       (483)     (1,228)
Employee Benefit Plans and Other Activity (C) ...................        329         412
                                                                  -------------------------
Balance at End of Period ........................................   $ 21,717    $ 21,409
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

(A) During the 1998 first quarter, Citicorp adopted Statement of Financial Accounting Standards No. 130, which addresses the manner in which total changes in equity from nonowner sources are presented in the financial statements, including unrealized gains and losses on securities available for sale and foreign currency translation. The adoption had no effect on reported earnings, assets, or capital.
(B) During the 1998 second quarter, no shares were repurchased as the stock repurchase program had been suspended in connection with the announced agreement to merge with Travelers Group.
(C) Primarily issuance of common stock (including treasury shares) under employee benefit plans and related amortization and tax benefits.
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

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Consolidated Statement of Cash Flows                   CITICORP and Subsidiaries
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

                                                                                                Six Months
                                                                                        ---------------------------
(In Millions of Dollars)                                                                     1998        1997
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
Cash Flows from Operating Activities
Net Income ............................................................................   $   2,162    $   2,019
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities
Provision for Credit Losses ...........................................................       1,071          935
Depreciation and Amortization of Premises and Equipment ...............................         384          377
Amortization of Goodwill and Acquisition Premium Costs ................................          85           24
Provision for Deferred Taxes ..........................................................        (175)         (19)
Venture Capital Activity ..............................................................        (518)         (29)
Net Gain on Sale of Securities ........................................................        (541)        (232)
Changes in Accruals and Other, Net ....................................................        (550)         842
Net Increase in Loans Held for Sale ...................................................      (1,222)      (2,499)
Net Decrease (Increase) in Trading Account Assets .....................................       3,235       (1,690)
Net (Decrease) Increase in Trading Account Liabilities ................................      (1,865)       1,457
                                                                                        ---------------------------
Total Adjustments .....................................................................         (96)        (834)
                                                                                        ---------------------------
Net Cash Provided by Operating Activities .............................................       2,066        1,185
                                                                                        ---------------------------
Cash Flows from Investing Activities
Net Increase in Deposits at Interest with Banks .......................................        (964)      (1,154)
Securities -- Available for Sale
     Purchases ........................................................................     (30,152)     (27,914)
     Proceeds from Sales ..............................................................      10,702       10,646
     Maturities .......................................................................      16,025        9,209
Net Increase in Federal Funds Sold and Securities Purchased Under Resale Agreements ...      (2,142)      (2,518)
Net Increase in Loans .................................................................     (90,183)     (58,822)
Proceeds from Sales of Loans ..........................................................      87,841       51,663
Business Acquisitions .................................................................      (3,655)          --
Capital Expenditures on Premises and Equipment ........................................        (658)        (596)
Proceeds from Sales of Premises and Equipment, Subsidiaries and Affiliates, and OREO ..         321          660
                                                                                        ---------------------------
Net Cash Used in Investing Activities .................................................     (12,865)     (18,826)
                                                                                        ---------------------------
Cash Flows from Financing Activities
Net Increase in Deposits ..............................................................      16,861       13,735
Net Increase in Federal Funds Purchased and Securities Sold Under Repurchase Agreements         231        3,548
Commercial Paper and Funds Borrowed with Original Maturities of Less Than One Year
     Proceeds from Issuance ...........................................................     312,539      386,497
     Repayment ........................................................................    (316,627)    (384,017)
Proceeds from Issuance of Long-Term Debt ..............................................       1,991        3,264
Repayment of Long-Term Debt ...........................................................      (1,653)      (2,816)
Redemption of Preferred Stock .........................................................        (628)        (175)
Proceeds from Issuance of Common Stock ................................................         192          251
Treasury Stock Repurchases ............................................................        (483)      (1,228)
Dividends Paid ........................................................................        (584)        (556)
                                                                                        ---------------------------
Net Cash Provided by Financing Activities .............................................      11,839       18,503
                                                                                        ---------------------------
Effect of Exchange Rate Changes on Cash and Due from Banks ............................        (162)        (129)
                                                                                        ---------------------------
Net Increase in Cash and Due from Banks ...............................................         878          733
Cash and Due from Banks at Beginning of Period ........................................       8,585        6,905
                                                                                        ---------------------------
Cash and Due from Banks at End of Period ..............................................   $   9,463    $   7,638
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Supplemental Disclosure
Cash Paid During the Period for:
Interest ..............................................................................   $   6,347    $   5,542
Income Taxes ..........................................................................       1,051        1,123
Non-Cash Investing Activities
Transfer from Loans to OREO ...........................................................         121          185
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


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

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Calculation of Earnings Per Share
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
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                                                  Second Quarter        Six Months
                                               -----------------------------------------
(In Millions, except Per Share Amounts) ......    1998      1997      1998      1997
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
Net Income ...................................   $1,097    $1,024    $2,162    $2,019
Dividends on Preferred Stock .................      (27)      (34)      (59)      (72)
                                               -----------------------------------------
Income Applicable to Common Stock ............   $1,070    $  990    $2,103    $1,947
-----------------------------------------------=========================================
Weighted-Average Common Shares Outstanding ...    451.8     458.5     452.0     460.0
Dilutive Effect of Employee Stock Plans (A) ..     12.6      12.8      11.8      13.5
                                               -----------------------------------------
Adjusted for Dilutive Computation ............    464.4     471.3     463.8     473.5
-----------------------------------------------=========================================
Basic Earnings Per Share .....................   $ 2.37    $ 2.16    $ 4.65    $ 4.23
Dilutive Earnings Per Share ..................     2.30      2.10      4.53      4.11
-----------------------------------------------=========================================

(A) Includes the dilutive effect of stock options and stock purchase agreements computed using the treasury stock method and shares issuable under deferred stock awards.
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